UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2005

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Certificate of Correction to Articles of Merger
Articles Supplementary
Articles of Amendment to the Amended and Restated Articles of Incorporation

ITEM 1.01. Entry into a Material Definitive Agreement

     On March 17, 2005, the Board of Directors of United Dominion Realty Trust, Inc. (the “Company”) approved the executive compensation arrangements described in Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission (the “Commission”) on March 15, 2005 (Commission File No. 1-10524). Information regarding the compensation arrangements as set forth in Exhibit 10.25 to the Annual Report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference to such exhibit.

     The Company’s 1999 Long-Term Incentive Plan, as amended and restated through July 22, 2004, and the form of restricted stock award thereunder, are attached as Exhibits 99.5 and 99.6, respectively, to our Current Report on Form 8-K dated December 31, 2004, filed with the Commission on January 11, 2005 (Commission File No. 1-10524) and are incorporated herein by reference. A description of our Series B Out-Performance Program is attached as Exhibit 10.22 to our Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Commission on March 11, 2004 (Commission File No. 1-10524) and is incorporated herein by reference.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On March 17, 2005, the Company’s Board of Directors approved articles supplementary to the Company’s amended and restated articles of incorporation to reclassify 8,000,000 authorized and previously issued shares of Series D Cumulative Convertible Redeemable Preferred Stock and 621,405 authorized and previously issued shares of Series E Cumulative Convertible Preferred Stock (which previously issued shares of Series D and Series E preferred stock have been reacquired by the Company through the conversion thereof), into the same number of unissued shares of undesignated preferred stock, without par value, subject to further classification or reclassification and issuance by the Company’s Board of Directors. The articles supplementary were filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 and became effective on that date. The articles supplementary are attached hereto as Exhibit 3.02 and are incorporated herein by reference.

     On March 17, 2005, the Company’s Board of Directors also approved an amendment to the Company’s amended and restated articles of incorporation to increase the number of authorized shares of preferred stock from 25,000,0000 shares of preferred stock without par value to 50,000,000 shares of preferred stock without par value. This amendment to the Company’s amended and restated articles of incorporation was filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 and became effective on that date. The amendment is attached hereto as Exhibit 3.03 and is incorporated herein by reference.

     On March 21, 2005, the Company filed with the State Department of Assessments and Taxation of the State of Maryland a Certificate of Correction to its Articles of Merger with United Dominion Realty Corporation, Inc., a Virginia corporation, dated June 11, 2003. This Certificate of

Correction was filed to make certain corrections to the Company’s Amended and Restated Articles of Incorporation attached as Exhibit A to the Articles of Merger dated June 11, 2003. A copy of the Certificate of Correction, which is effective on the filing date of March 21, 2005, is attached hereto as Exhibit 2.02 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
No.	Description
2.01	Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland (incorporated by reference to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

2.02	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005.

3.01	Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit A to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

3.02	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005.

3.03	Articles of Amendment to the Amended and Restated Articles of Incorporation filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005.

3.04	Certificate of Correction to Articles of Merger (see Exhibit 2.02 to this Current Report on Form 8-K).

10.01	Compensation Summary (incorporated by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, Commission File No. 1-10524).

10.02	Description of Series B Out-Performance Program (incorporated by reference to Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, Commission File No. 1-10524).

10.03	1999 Long-Term Incentive Plan (as amended and restated through July 22, 2004) (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Commission on January 11, 2005, Commission File No. 1-10524).

Exhibit
No.	Description
10.04	Form of Restricted Stock Awards (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Commission on January 11, 2005, Commission File No. 1-10524).

10.05	Employment Agreement of Richard A. Giannotti dated December 8, 1998 (incorporated by reference to Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Commission on March 15, 2005, Commission File No. 1-10524).

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: March 21, 2005	/s/ Scott A. Shanaberger
Scott A. Shanaberger
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
2.01	Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland (incorporated by reference to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

2.02	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005.

3.01	Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit A to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

3.02	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005.

3.03	Articles of Amendment to the Amended and Restated Articles of Incorporation filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005.

3.04	Certificate of Correction to Articles of Merger (see Exhibit 2.02 to this Current Report on Form 8-K).

10.01	Compensation Summary (incorporated by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, Commission File No. 1-10524).

10.02	Description of Series B Out-Performance Program (incorporated by reference to Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, Commission File No. 1-10524).

10.03	1999 Long-Term Incentive Plan (as amended and restated through July 22, 2004) (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Commission on January 11, 2005, Commission File No. 1-10524).

10.04	Form of Restricted Stock Awards (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Commission on January 11, 2005, Commission File No. 1-10524).

10.05	Employment Agreement of Richard A. Giannotti dated December 8, 1998 (incorporated by reference to Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Commission on March 15, 2005, Commission File No. 1-10524).